UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

LM FUNDING AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37605 (Commission File Number)	47-3844457 (IRS Employer Identification No.)

302 Knights Run Avenue, Suite 1000 Tampa, Florida 33602 (Address of principal executive offices, including zip code) (813) 222-8996 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 4.01.Changes in Certifying Accountant.

(a)    Dismissal of Independent Registered Public Accounting Firm.

The Audit Committee of LM Funding America, Inc. (the “Company”) recently completed a review process to determine what audit firm would serve as the Company’s independent registered public accounting firm for the year ended December 31, 2017.  On January 29, 2018, the Audit Committee determined to dismiss Skoda Minotti & Co. (“Skoda”) as the Company's independent registered public accounting firm, effective immediately.

The audit reports of Skoda on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2015 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2015 and December 31, 2016 and during the subsequent interim period from January 1, 2017 through January 29, 2018, (i) there were no disagreements with Skoda on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Skoda's satisfaction, would have caused Skoda to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Skoda with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”) and requested from Skoda a letter addressed to the SEC indicating whether Skoda agrees with such disclosures. A copy of Skoda's letter to the SEC, dated February 1, 2018, is filed as Exhibit 16.1 to this report.

(b)    Engagement of New Independent Registered Public Accounting Firm.

Contemporaneous with the determination to dismiss Skoda, the Audit Committee engaged MaloneBailey LLP ("MB") as the Company's independent registered public accounting firm for the year ended December 31, 2017.

During the two most recent fiscal years ended December 31, 2015 and December 31, 2016 and during the subsequent interim period from January 1, 2017 through January 29, 2018, neither the Company nor anyone on its behalf consulted MB regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that MB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Item 304(a)(1)(v) of Regulation S-K, respectively.

 Item 9.01 Financial Statements and Exhibits.

(a)     Exhibits

Exhibit Number	Description of Exhibit

16.1	Letter of Skoda Minotti & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM FUNDING AMERICA, INC.

By:	/s/ Richard Russell
Richard Russell
Chief Financial Officer

Date:  February 1, 2018